EXHIBIT 10(q)
THIRD AMENDMENT TO CREDIT AGREEMENT
     This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of January 26, 2007 among FLORIDA EAST COAST INDUSTRIES, INC., a Florida corporation (the “Borrower”), certain Subsidiaries of the Borrower as guarantors (the “Guarantors”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (defined below).
RECITALS
     WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 22, 2005 (as previously amended or modified, the “Credit Agreement”); and
     WHEREAS, the parties hereto have agreed to amend the Credit Agreement as more fully set forth herein.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
     1. Amendments to Credit Agreement.
     (a) The following definition is added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
     "Performance/Completion Guarantee” of any Person means a Guarantee guaranteeing or having the economic effect of guaranteeing any obligations (other than payment of Debt) performable or payable, as applicable, by another Person in any matter (each, a “Primary Obligation”), whether directly or indirectly, and including, without limitation, any obligation of such Person, direct or indirect, (i) to purchase (or pay or advance or supply funds for the purchase or payment of) labor, materials or services to enable the performance of such Primary Obligation (including, without limitation, guarantees of completion in connection with construction of facilities), (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Primary Obligation of the performance thereof, (iii) to guarantee to any other such Person rental income levels (or shortfalls) or re-tenanting costs (including, without limitation, tenant improvements, moving expenses, lease commissions and any other costs associated with procuring new tenants); or (iv) entered into for the purpose of assuring in any other manner such other Person in respect of such Primary Obligation of the performance, or to protect such other Person against loss, in respect thereof. Performance/Completion Guarantee shall include, without limitation, any bond, letter of credit or other financial instrument provided by such Person to secure its obligations described herein unless such bond, letter of credit or financial instrument shall constitute Debt under this Agreement.

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     (b) The definition of Debt set forth in Section 1.01 of the Credit Agreement is amended by amending and restating clause (d) thereof to read as follows:
(d) all obligations of such Person or consolidated group of Persons in respect of any Guarantee (other than endorsements of checks for deposit in the ordinary course of business and other than Performance/Completion Guaranties),
     (c) Section 8.05 of the Credit Agreement is amended by adding the following at the end of such Section:
     Notwithstanding the foregoing, one or more Loan Parties may enter into Performance/Completion Guaranties; provided that the aggregate liability under such Performance/Completion Guaranties may not exceed $200 million at any one time outstanding. For the purposes hereof, the liability under any Performance/Completion Guarantee shall be calculated by taking twenty percent (20%) of (i) with respect to any Primary Obligation described in subparagraph (i) of the definition of Performance/Completion Guarantee, the total amount of the project cost (excluding land cost), or such lesser amount thereof to which the Loan Party’s obligation is specifically limited or (ii) with respect to any other Primary Obligation, the maximum amount of such Primary Obligation.
     2. Effectiveness; Conditions Precedent. This Amendment shall be and become effective upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrowers, the Guarantors, and the Required Lenders.
     3. Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each of the Loan Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document.
     4. Authority/Enforceability. Each of the Loan Parties represents and warrants as follows:
     (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
     (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in

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connection with the execution, delivery or performance by such Person of this Amendment.
     (d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ organizational documents or (ii) materially violate, contravene or conflict with any Requirement of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to it or any of its Subsidiaries.
     5. No Default. The Loan Parties represent and warrant to the Administrative Agent and the Lenders that after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.
     6. Release. In consideration of the Administrative Agent and the Required Lenders entering into this Amendment on behalf of the Lenders, the Loan Parties hereby release the Administrative Agent, the L/C Issuer, each of the Lenders, and the Administrative Agent’s, the L/C Issuer’s and each of the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.
     7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.
     8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWER:	FLORIDA EAST COAST INDUSTRIES, INC., a Florida corporation

	By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Vice President

GUARANTORS:	FLORIDA EAST COAST RAILWAY, L.L.C., a Florida limited liability company

FEC HIGHWAY SERVICES, INC., a Florida corporation

FLORIDA EXPRESS LOGISTICS, INC., a Florida corporation

FLORIDA EAST COAST DELIVERIES, INC., a Florida corporation

RAILROAD TRACK CONSTRUCTION CORPORATION, a Florida corporation

FLAGLER TRANSPORTATION SERVICES, INC., a Florida corporation

	By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Vice President, of each of the above Guarantors

BEACON STATION 22, 23 AND 24 LIMITED PARTNERSHIP, a Delaware limited partnership

By:	GCC BEACON 22, 23 & 24, LLC, is general partner By: FLAGLER DEVELOPMENT COMPANY, LLC, its sole member

	By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Vice President

GCC BEACON 22, 23 & 24, LLC, a Florida limited liability company

By: FLAGLER DEVELOPMENT COMPANY, LLC, its sole member

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Vice President

GRAN CENTRAL-DEERWOOD NORTH, L.L.C., a Delaware limited liability company

By: FLAGLER DEVELOPMENT COMPANY, LLC, its sole member

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Vice President

FLAGLER DEVELOPMENT REALTY, LLC, a Florida corporation

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Vice President

FLAGLER DEVELOPMENT COMPANY, LLC, a Florida corporation

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Vice President

FDC LAND HOLDINGS, LLC, a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

FECI COMPANY, a Florida corporation

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Vice President

FECR LAND HOLDINGS, LLC, a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

BN EXPANSION, LLC, a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

FLAGLER COMMONS, LLC a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

ATLAS PROPERTY II, LLC a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

ATLAS PROPERTY III, LLC a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

FLAGLER DEVELOPMENT GROUP, INC. a Florida corporation

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Vice President

FLAGLER REAL ESTATE DEVELOPMENT CORPORATION, a Florida corporation

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

FLAGLER CONSTRUCTION CORPORATION, a Florida corporation

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

FLAGLER REAL ESTATE SERVICES, INC., a Florida corporation

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

C&S REAL ESTATE DEVELOPMENT CORP., a Florida corporation

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

CODINA RESIDENTIAL, INC., a Florida corporation

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

CODINA RESIDENTIAL, LTD., a Florida limited partnership

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

CODINA/FAIRFIELD I, LLC, a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

SEVILLA BUILDING, INC., a Florida corporation

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

SEVILLA BUILDING, LTD., a Florida limited partnership

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

C/CM LEJEUNE, INC., a Florida corporation

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

C/CM LEJEUNE, LTD., a Florida limited partnership

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

CM LEJEUNE, INC., a Florida corporation

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

FLAGLER DORAL, LLC, a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

BEACON COUNTYLINE, LLC, a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

FEC LAKES, LLC, a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

FLAGLER BOCA 54, LLC, a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name: Bradley D. Lehan Title: Treasurer

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Michael Brashler

Name: Michael Brashler Title: Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ John M. Hall

Name: John M. Hall Title: Senior Vice President

SUNTRUST BANK

By:	/s/ Sarah H. Anderson

Name: Sarah H. Anderson Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Charles N. Kauffman

Name: Charles N. Kauffman Title: Senior Vice President

LASALLE BANK, NATIONAL ASSOCIATION

By:	/s/ Hollis J. Griffin

Name: Hollis J. Griffin Title: First Vice President